Exhibit 99.5

                                                      [LUCENT TECHNOLOGIES LOGO]



NEWS RELEASE

Mary Ward
Lucent Technologies
908-582-7658
908-565-1716 (mobile)

Wendy Zajack
Lucent Technologies
571-434-8045
973-449-2951 (mobile)


  LUCENT TECHNOLOGIES TO CREATE SEPARATE SUBSIDIARY FOR SENSITIVE RESEARCH AND
                      DEVELOPMENT FOR U.S. GOVERNMENT WORK

O COMPANY PLANS TO CREATE A SEPARATE, INDEPENDENT BOARD FOR THE SUBSIDIARY WITH THE MEMBERS TO BE APPROVED BY THE U.S. GOVERNMENT
O WILLIAM PERRY, FORMER SECRETARY OF DEFENSE, JAMES WOOLSEY, FORMER DIRECTOR OF CENTRAL INTELLIGENCE AND KENNETH MINIHAN, FORMER DIRECTOR OF THE NATIONAL SECURITY AGENCY TO BE NOMINATED TO THE INDEPENDENT SUBSIDIARY'S BOARD

FOR IMMEDIATE RELEASE: MONDAY, APRIL 3, 2006
--------------------------------------------

     MURRAY HILL, N.J. - Lucent Technologies announced today that as part of its merger plans with Alcatel it will establish a separate subsidiary to perform research and development work for the U.S. government that is of a sensitive nature.
     Both Lucent and Alcatel are trusted, experienced contractors in the defense and national security community, and fully understand the sensitivity and requirements regarding certain classified type of work. Consequently, the combined company will form a separate, independent U.S. subsidiary under Bell Labs for certain contracts with U.S. government agencies to ensure that this type of work continues to be performed in the U.S. with the proper safeguards in place.

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                                      -2-

     While most of the research and development work done by Bell Labs today is commercial, it does some classified work for the U.S. government. To ensure the appropriate level of protection for that type of work, certain sensitive contracts Bell Labs and Lucent have with U.S. government agencies will be transferred to a separate, independent subsidiary. This subsidiary will be separately managed by a board that will be composed of three independent U.S. citizens acceptable to the U.S. government. The combined company also will adhere to other appropriate safeguards to protect sensitive work product. This type of structure is routinely used to protect sensitive government programs in the course of merger transactions involving a non-U.S. party.
     Bell Labs President Jeong Kim, a former nuclear submarine officer in the U.S. Navy and well regarded in the intelligence community, will continue to lead Bell Labs. Bell Labs, Lucent's premier research facility, will remain based in New Jersey.
     "We will implement the combination between Lucent and Alcatel with U.S. national interests as one of our critical priorities so that we can continue to assure protection of our classified work for the U.S. government," said Pat Russo, who will serve as CEO of the combined company after the merger and currently is CEO and chairman of Lucent.
     The company has asked three experienced and distinguished members of the national security community to serve on the independent subsidiary's board, although their appointment will be subject to U.S. government approval. They are:
     o William Perry, who will chair the board, served as Secretary of Defense for the United States from 1994 to 1997. He had served as Deputy Secretary of Defense and as Under Secretary of Defense for Research and Engineering. He presently is a professor at Stanford University, with a joint appointment at the Freeman Spogli Institute for International Studies and the School of Engineering. He also serves as co-director of the Preventive Defense Project, a research collaboration of Stanford and Harvard Universities. He has received numerous awards, including the Presidential Medal of Freedom (1997), the Department of Defense Distinguished Service Medal (1980 and 1981), and Outstanding Civilian Service Medals from the Defense Intelligence Agency (1977 and 1997). Additionally, he has received awards from a dozen foreign countries, including an Honorary Knight Commander of the British Empire, the Japanese Order of the Rising Sun, and the French Ordre National du Merite. He is on the boards of directors of several emerging high-tech companies and is chairman of Global Technology Partners. Secretary Perry received a bachelor's and a master's degree from Stanford University and a PhD from Penn State, all in mathematics. He has served in the Army Corps of Engineers and the Army Reserves.

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                                      -3-

          o Retired Lieutenant General Kenneth A. Minihan served as director of the National Security Agency from 1996 to 1999. He also served as the director of the Defense Intelligence Agency. His awards and decorations include the National Security Medal, the Defense Distinguished Service Medal, the Bronze Star, and the National Intelligence Distinguished Service Medal. Minihan is a past president of the Security Affairs Support Association and a founder of the Intelligence and National Security Alliance. He serves as a director on a number of public and private boards, and presently is a managing director in the Paladin Capital Group. Minihan received a bachelor's degree from Florida State University, a master's degree from the Naval Postgraduate School, and has completed executive development programs at the University of Illinois and Harvard University. .

          o R. James Woolsey, who served as director of Central Intelligence from 1993 to 1995, previously served as Under Secretary of the Navy and General Counsel to the U.S. Senate Committee on Armed Services. Woolsey has been a member of the National Commission on Terrorism, The Commission to Assess the Ballistic Missile Threat to the U.S., the President's Commission on Federal Ethics Law Reform; the President's Blue Ribbon Commission on Defense Management, and the President's Commission on Strategic Forces. Woolsey currently is a distinguished advisor of the Foundation for Defense of Democracies; trustee of The Center for Strategic and International Studies and vice chairman of the Advisory Board of Global Options LLC. Woolsey received a bachelor's degree from Stanford University (With Great Distinction, Phi Beta Kappa), a master's from Oxford University, where he was a Rhodes Scholar, and an LL.B from Yale Law School, where he was managing editor of the Yale Law Journal. Woolsey is a member of the board of directors or board of managers of several technology companies

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                                      -4-

ABOUT LUCENT TECHNOLOGIES
Lucent Technologies designs and delivers the systems, services and software that drive next-generation communications networks. Backed by Bell Labs research and development, Lucent uses its strengths in mobility, optical, software, data and voice networking technologies, as well as services, to create new revenue-generating opportunities for its customers, while enabling them to quickly deploy and better manage their networks. Lucent's customer base includes communications service providers, governments and enterprises worldwide. For more information on Lucent Technologies, which has headquarters in Murray Hill, N.J., USA, visit www.lucent.com.

                                      # # #

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS
This press release contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.



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                                      -5-

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders an Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

     Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

     Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.